Exhibit 10.5
LIFELOCK, INC.
NON-QUALIFIED STOCK OPTION
AGREEMENT FOR
[•]

1.Grant of Option. LifeLock, Inc., a Delaware corporation (the “Company”), hereby grants, as of [•] (“Date of Grant”), to [•] (the “Optionee”) an option (the “Option”) to purchase [•] shares of the Company’s common stock, $0.001 par value per share (the “Shares”), at an exercise price per share equal to $[•] (the “Exercise Price”). The Option shall be subject to the terms and conditions set forth in this Non-Qualified Stock Option Agreement (the “Agreement”) and the Company’s 2012 Incentive Compensation Plan (as amended from time to time, the “Plan”), which is incorporated herein for all purposes. Additionally, this Agreement is subject to any Integrated Agreement, which is incorporated herein for all purposes. For purposes of this Agreement, “Integrated Agreement” means any written agreement entered into between the Company and the Optionee, or any written Company plan or program in which the Optionee becomes a participant, in each case entered into prior to or after the date hereof that provides for more beneficial vesting and/or exercise terms with respect to the Option. The Option is a Non-Qualified Stock Option, and not an Incentive Stock Option. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions herein and therein and all applicable laws and regulations.

2.Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributable thereto in the Plan.

3.Exercise Schedule. Except as otherwise provided in Section 6 or Section 9 of this Agreement, or in the Plan, the Option shall vest and become exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has vested and become exercisable with respect to a percentage of Shares as provided below, the Optionee may thereafter exercise the Option, in whole or in part, for the exercisable portions at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the “Vesting Date”) upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of Shares granted as indicated beside the date, provided that the Continuous Service of the Optionee continues through and on the applicable Vesting Date:

Percentage of Shares	Vesting Date
[__]% [__]%	[__] [__]

Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting of this Option in the periods prior to each Vesting Date. All vesting shall occur only on the appropriate Vesting Date. Upon the termination of the Optionee’s Continuous Service, any unvested portion of this Option shall terminate and be null and void.
The Optionee’s Continuous Service will be considered terminated as of the date that the Optionee no longer is actively providing services to the Company or any Related Entity (as applicable), regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or providing services, or the terms of the Optionee’s employment or service agreement, if any; and unless otherwise expressly provided in this Agreement or determined by the Committee, the Optionee’s right to vest in this Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period. The Committee shall have the exclusive discretion to determine when the Optionee no longer is actively providing services for purposes of this Option (including whether the Optionee still may be considered to be providing services while on a leave of absence).

4.Method of Exercise. The vested portion of this Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 3 and Section 9. To exercise an Option, the Optionee will provide written notice to the Secretary of the Company, in any form as the Company may require from time to time. The notice shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised, and the Company, pursuant to the Plan provisions, may require other representations and agreements as to the holder’s investment intent or as may be required by the Company pursuant to the provisions of the Plan and this Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares to be exercised under this Option. The Option shall be deemed to be exercised after both (a) the Company has received such written notice accompanied by the Exercise Price and (b) arrangements that are satisfactory to the Committee in its sole discretion have been made for Optionee’s payment to the Company of the amount, if any, that is necessary to satisfy Tax Obligations (as defined below). No Shares shall be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

5.Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash, (b) check, (c) to the extent permitted by the Committee, either with Shares owned by the Optionee (provided that accepting such Shares, in the sole discretion of the Committee, will not result in any adverse accounting consequences to the Company), or the withholding of Shares that otherwise would be delivered to the Optionee as a result of the exercise of the Option, (d) to the extent permitted by the Committee, pursuant to a “cashless exercise” procedure adopted by the Company in connection with the Plan, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares sufficient to pay the Exercise Price and any applicable Tax Obligations, or (e) such other consideration or in such other manner as may be determined by the Committee in its absolute discretion.

6.Termination of Option. Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(a)unless the Committee otherwise determines in writing in its sole discretion, three months after the date on which the Optionee’s Continuous Service is terminated other than (i) by the Company or a Related Entity for “Cause” (as defined in the Plan, except if any Integrated Agreement applies to this Agreement, then as defined in the Integrated Agreement), (ii) by reason of a Disability of the Optionee as determined by a medical doctor satisfactory to the Committee or, if an Integrated Agreement applies to this Agreement, then in accordance with the Integrated Agreement, or (iii) by reason of the death of the Optionee;

(b)immediately upon the termination of the Optionee’s Continuous Service by the Company or a Related Entity for Cause (as defined in the Plan, except if any Integrated Agreement applies to this Agreement, then as defined in the Integrated Agreement);

(c)12 months after the date of termination of the Optionee’s Continuous Service due to a Disability as determined by a medical doctor satisfactory to the Committee or, if an Integrated Agreement applies to this Agreement, then in accordance with the Integrated Agreement;

(d)12 months after the date of termination of the Optionee’s Continuous Service by reason of the death of the Optionee; or

(e)the tenth anniversary of the Date of Grant.

7.Transferability. The Option granted hereby may not be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of the Optionee to any party, or assigned or transferred by the Optionee, other than transferred by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. Upon any attempt to transfer, assign, negotiate, pledge, or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment, or similar process contrary to the provisions hereof, the Option shall immediately become null and void. The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

8.Option Shares.

(a)No Rights of Stockholders. Neither the Optionee nor any person claiming under or through the Optionee will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Optionee (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Optionee will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

(b)Adjustment to Option Shares. If at any time while this Agreement is in effect and before any Shares have been issued pursuant to any portion of this Option, there shall be any dividend or other distribution (whether in the form of stock, cash, other securities, or other property), stock split, reverse stock split, reorganization, reclassification, recapitalization, combination, repurchase, or exchange of Shares or the adjustment in capital stock of the Company or otherwise, or as a result of a merger, consolidation, split-up, spin-off or other corporate transaction or event, then and in that event, the Committee shall make adjustments it deems fair and appropriate, in view of such change, in the number and kind of Shares subject to this Option and the Exercise Price, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Option.

9.Acceleration of Vesting and Exercisability of Option.

(a)Notwithstanding any other term or provision of this Agreement, the Board or the Committee shall be authorized, in its sole discretion, based upon its review and evaluation of the performance of the Optionee and of the Company, to accelerate the vesting and exercisability of any portion of the Option under this Agreement, at such times and upon such terms and conditions as the Board or the Committee shall deem advisable.

(b)Notwithstanding anything to the contrary in this Agreement, and subject to the terms of any Integrated Agreement, including any defined terms included therein, in the event that (a) there is a Change in Control that occurs prior to the date on which the Option becomes fully vested, and (b) during the period beginning two months prior to such Change in Control and ending 12 months following such Change in Control the Company terminates the Optionee’s employment without Cause (an “Involuntary Termination”), the Option shall accelerate so that 25% of the number of Shares subject to the Option not already vested as of the date of such Involuntary Termination shall become vested and immediately exercisable as of the later of the effective date of the Change in Control or the date of the Involuntary Termination. For purposes of this Section 9(b) and for the avoidance of doubt, to the extent that the terms “Change in Control” and “Cause” are defined in the Integrated Agreement, such terms will have the meaning as defined in the Integrated Agreement. Further, for the avoidance of doubt, if the Optionee becomes entitled to both (x) the vesting acceleration pursuant to this Section 9(b) and (y) the vesting acceleration in connection with an involuntary termination of the Optionee’s employment pursuant to any Integrated Agreement, then the vesting acceleration under the foregoing clauses (x) and (y) shall not be additive but instead, the Optionee will be entitled to receive, with respect to this Option, the greater of the vesting acceleration under this Section 9(b), or the vesting acceleration available under the Integrated Agreement that provides the greatest vesting acceleration in connection with such involuntary termination).

10.Restrictions on Sale of Securities. Any sale of the Shares issued under this Agreement will be subject to any market blackout-period that may be reasonably imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable laws.

11.Tax Matters.

(a)Responsibility for Taxes. For purposes of this Agreement, “Tax Obligations” means tax, social insurance and social security liability obligations and requirements in connection with this Option, including, without limitation, (i) all federal, state, and local income, employment and any other taxes (including the Optionee’s U.S. Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company (or Related Entity, as applicable), (ii) the Optionee’s and, to the extent required by the Company (or Related Entity, as applicable), the Company’s (or Related Entity’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of this Option or sale of Shares issued under this Option, and (iii) any other taxes or social insurance or social security liabilities or premium the responsibility for which the Optionee has, or has agreed to bear, with respect to this Option (or exercise thereof or issuance of Shares or other consideration thereunder). The Optionee acknowledges and agrees that:

(i)the Optionee is ultimately responsible for all Tax Obligations and the Optionee’s liability for Tax Obligations may exceed the amount withheld by the Company and/or the Related Entity employing or retaining the Optionee (the “Employer”), if any;

(ii)the Company and/or the Employer make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of this Option, including, but not limited to, the grant, vesting or exercise of this Option, the issuance of or subsequent sale of Shares exercised under this Option and the receipt of any dividends;

(iii)the Company and/or the Employer do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate the Optionee’s liability for Tax Obligations or achieve any particular tax result;

(iv)the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction if the Optionee is subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable; and

(v)the Company may refuse to honor this Option exercise and refuse to deliver any Shares pursuant to such exercise if the Optionee fails to make satisfactory arrangements for the payment of any Tax Obligations hereunder at the time of exercise.

(b)Tax Withholdings. Prior to the exercise of this Option (or such earlier time as any Tax Obligations may arise), the Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment obligations of Tax Obligations of the Company and/or the Employer. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy all such Tax Obligations by one or more of the following methods:

(i)withholding from Optionee’s wages or other cash compensation paid to Optionee by the Company and/or the Employer;

(ii)withholding from proceeds of the sale of Shares acquired upon exercise of this Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Optionee’s behalf pursuant to this authorization) without further consent from Optionee;

(iii)withholding otherwise deliverable Shares with a Fair Market Value equal to the Tax Obligations that the Company and/or the Employer is required to withhold; and/or

(iv)by surrender of other shares of Company common stock with a Fair Market Value equal to the amount of any Tax Obligations.
If the obligation for Tax Obligations is satisfied by withholding in Shares, for tax purposes, the Optionee is deemed to have been issued the full number of Shares subject to the portion of this Option that was exercised, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax Obligations.

No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan, or the Optionee’s exercise of this Option or the acquisition or sale of Shares under this Option. The Optionee should consult with his or her own personal tax, legal, accounting and financial advisors regarding the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Agreement and all other aspects of the Optionee’s participation in the Plan before taking any action related to the Plan. In no event will the Company pay or reimburse the Optionee for any taxes or other costs imposed in connection with this Option.

12.Amendment, Modification & Assignment; Non-Transferability. This Agreement may only be modified or amended in a writing signed by a duly authorized officer of the Company, provided that any modification that is adverse to the Optionee will not be effective unless the Optionee consents in writing to the modification. No promises, assurances, commitments, agreements, undertakings, or representations, whether oral, written, electronic, or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Agreement. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal, procedural or administrative reasons, and to require the Optionee to execute any additional agreements or undertakings that may be necessary to accomplish the foregoing; provided, for the avoidance of doubt, that such additional agreements or undertakings shall not impose an extension of the period of Continuous Service required to vest in this Award, increase post-service obligations of the Optionee, or other similar changes to this Award. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of the Optionee under this Agreement may only be assigned with the prior written consent of the Company.

13.Complete Agreement. This Agreement and the Plan (together with any Integrated Agreement, and other agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior promises, assurances, commitments, agreements, undertakings, or representations, whether oral, written, electronic, or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way. The Optionee expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein.

14.No Guarantee of Continued Service. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE SERVICE-BASED VESTING CONDITION OF THE RSAS WILL BE SATISFIED ONLY THROUGH CONTINUOUS SERVICE AT THE WILL OF THE COMPANY (OR THE EMPLOYER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RSAS OR ACQUIRING SHARES HEREUNDER. THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING CRITERIA SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUOUS SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH ANY RIGHT OF THE OPTIONEE OR OF THE COMPANY (OR THE EMPLOYER) TO TERMINATE THE OPTIONEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

15.Amendment, Suspension or Termination of the Plan. By accepting this Award, the Optionee expressly warrants that he or she has received an Option Award under the Plan, and that he or she has received, read and understood a description of the Plan. The Optionee understands that the Plan is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan. The Optionee agrees to be bound by such modification, amendment, suspension or termination regardless of whether notice is given to the Optionee of such event.

16.Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

17.Additional Conditions to Issuance of Certificates for Shares. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any federal, state, local or non‑U.S. law, the tax code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Optionee (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of any Shares under this Option will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares no longer will cause such violation. The Company will make all reasonable efforts to meet the requirements of any such U.S. federal, state, local or non‑U.S. law or securities exchange and to obtain any such consent or approval of any such governmental authority or securities exchange.

18.No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company or any Related Entity from adopting or continuing in effect other or additional compensation plans, agreements, or arrangements, and any such plans, agreements, and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

19.No Trust or Fund Created. Neither this Agreement nor the grant or exercise of this Option hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Related Entity and the Optionee or any other person. To the extent that the Optionee or any other person acquires a right to receive payments from the Company or any Related Entity pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

20.Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or under any applicable law, rule, or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of this Option hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the Award hereunder shall remain in full force and effect).

21.Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the state of Delaware (without reference to conflict of laws rules or principles thereof).

22.Interpretation / Provisions of Plan Control. This Agreement is subject to all the terms, conditions, and provisions of the Plan and the Integrated Agreement, including, without limitation, the amendment provisions thereof, and to such rules, regulations, and interpretations relating to the Plan adopted by the Committee as may be in effect from time to time. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions, and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. The Optionee accepts the Option subject to all of the terms and provisions of the Plan, the Integrated Agreement and this Agreement. The Committee will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any portion of the Option has vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

23.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to this Option awarded under the Plan or future Options or other awards that may be granted under the Plan by electronic means or request the Optionee’s consent to participate in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

24.Headings. Section, paragraph, and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

25.Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Secretary at 60 E. Rio Salado Parkway, Suite 400, Tempe, Arizona 85281, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section. The Optionee further agrees to notify the Company upon any change in the Optionee’s address as shown on the Company’s records.

26.Section 409A.

(a)The Option awarded pursuant to this Agreement is intended to be exempt from Section 409A of the Code. For purposes of this Agreement, “Section 409A” means Section 409A of the Code and any Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time. The provisions of this Agreement shall be interpreted in a manner consistent with this intention, and the provisions of this Agreement may not be amended, adjusted, assumed, or substituted for, converted or otherwise modified without the Optionee’s prior written consent if and to the extent that the Company believes or reasonably should believe that such amendment, adjustment, assumption, or substitution, conversion, or modification would cause the award to violate the requirements of Section 409A. In the event that either the Company or the Optionee believes, at any time, that any benefit or right under this Agreement is subject to Section 409A, then the Committee may (acting alone and without any required consent of the Optionee) amend this Agreement in such manner as the Committee deems necessary or appropriate to be exempt from or otherwise comply with the requirements of Section 409A (including without limitation, amending the Agreement to increase the Exercise Price to such amount as may be required in order for the Option to be exempt from Section 409A).

(b)Under Code Section 409A, an option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per share exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the fair market value of a share subject to such option on the date of grant (a “Discount Option”) may be considered “deferred compensation.” A Discount Option may result in (i) income recognition by the person to whom the Discount Option was granted prior to the exercise of the option, (ii) an additional 20% U.S. federal income tax, and (iii) potential penalty and interest charges. The Discount Option may also result in additional state income, penalty and interest charges to the person to whom the Discount Option was granted. The Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share Exercise Price of this Option equals or exceeds the fair market value of a Share on the Date of Grant or that this Option is not a Discount Option in a later examination. The Company does not make any representation to the Optionee that the Option awarded pursuant to this Agreement is exempt from, or satisfies, the requirements of Section 409A, and the Company shall have no liability or other obligation to reimburse, indemnify or hold harmless the Optionee or any Beneficiary for any tax, additional tax, interest or penalties that the Optionee or any Beneficiary may incur in the event that any provision of this Agreement, or any amendment or modification thereof or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

27.Non-Waiver of Breach. The waiver by any party hereto of the other party’s prompt and complete performance, or breach or violation, of any term or provision of this Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he, she or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation.

28.Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement effective as of the date first written above.

COMPANY:
LIFELOCK, INC.
By:
Name:
Title:

The Optionee acknowledges receipt of a copy of the Plan and represents that the Optionee has reviewed the provisions of the Plan and this Agreement in their entirety, is familiar with and understands their terms and provisions, and hereby accepts this Option subject to all of the terms and provisions of the Plan and this Agreement. The Optionee further represents that the Optionee has had an opportunity to obtain the advice of counsel prior to executing this Agreement.
OPTIONEE:

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